SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF THE LISTED FUND

Deutsche Emerging Markets Frontier Fund

The fund has not yet commenced operations. The fund expects to commence operations on or about September 23, 2014. The fund will not be publicly available for purchase until on or about October 1, 2014.

Please Retain This Supplement for Future Reference

September 15, 2014 PROSTKR‐431